SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 8, 2004

FIRSTMERIT CORPORATION
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	0-10161 (Commission file number)	34-1339938 (IRS employer identification number)

III Cascade Plaza, 7th Floor Akron, Ohio (Address of Principal Executive Offices)	44308 (Zip Code)	(330) 996-6300 (Telephone Number)

Copy to:

J. Bret Treier Vorys, Sater, Seymour and Pease LLP 106 South Main Street, Suite 801 Akron, Ohio 44308 (330) 245-1153

Item 5. Other Events
Item 7 Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
Exhibit 99.1 Press Release

Item 5. Other Events

     On January 7, 2004, FirstMerit Corporation issued a press release announcing the sale of a $22,560,000 portfolio of commercial loans to numerous buyers. The press release is attached as Exhibit 99.1.

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     99.1        Text of FirstMerit Corporation Press Release dated January 7, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation
Dated: January 8, 2004	By: /s/ Terrence E. Bichsel Terrence E. Bichsel, Executive Vice President and Chief Financial Officer